UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6521

Name of Fund:  Merrill Lynch International Equity Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch International Equity Fund, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
International Equity
Fund


Semi-Annual Report
November 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch International Equity Fund
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch International Equity Fund


Portfolio Information as of November 30, 2003




                                        Percent of
Ten Largest Equity Holdings             Net Assets

Vodafone Group PLC                          3.3%
Royal Bank of Scotland Group PLC            3.0
BP Amoco PLC                                2.6
GlaxoSmithKline PLC                         2.3
TotalFinaElf SA                             2.3
Barclays PLC                                2.2
BNP Paribas SA                              2.1
Nestle SA (Registered Shares)               1.9
Novartis AG (Registered Shares)             1.8
Credit Suisse Group                         1.8



                                        Percent of
Ten Largest Countries                   Net Assets

United Kingdom                             31.0%
Japan                                      16.1
France                                     10.3
Switzerland                                 7.5
Italy                                       4.6
Sweden                                      3.6
Canada                                      3.5
Ireland                                     3.4
Netherlands                                 3.1
South Korea                                 2.5



Five Largest Industries++               Percent of
(Equity Investments)                    Net Assets

Commercial Banks                           17.8%
Oil & Gas                                   8.2
Pharmaceuticals                             7.4
Wireless Telecommunication Services         5.4
Automobiles                                 4.4

++For Fund compliance purposes, "Industries" means any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may combine such industry sub-classifications for reporting ease.



                                        Percent of
Geographic Asset Mix                   Net Assets*

Europe (Ex United Kingdom)                 38.6%
United Kingdom                             31.0
Japan                                      16.1
Pacific Basin/Asia (Ex Japan)               7.5
North America                               4.3
Latin America                               0.0++

*Total may not equal 100%.

++Amount is less than 0.1%.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



A Letter From the President


Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003-2004. Latin America has benefited from a combination of declining global risk and relative political stability.

Equity markets have made a strong showing this year, rebounding from one of the most dismal three-year periods in history. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. The MSCI World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +25.26% year-to-date and +19.17% over the past 12 months.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



A Discussion With Your Fund's Portfolio Managers


During the period, many investors focused on more speculative investments, a trend that we were not comfortable pursuing.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2003, Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class I Shares had total returns of +11.43%, +11.09%, +11.22% and +11.78%, respectively. The Fund's unmanaged benchmark, the Morgan Stanley Capital International World (Ex-U.S.) Index, returned +20.30% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-9 of this report to shareholders.)

The Fund's underperformance occurred in an environment characterized by high-risk investor appetites, plentiful liquidity and optimism regarding the U.S. economy that perpetuated the sharp global equity market rally that began in March 2003. Contributing to the market momentum was accommodative monetary policy globally and positive economic data, including improving company earnings, increases in consumer confidence and business indicators, and strong third-quarter gross domestic product (GDP) growth in the United States. In our view, however, company earnings benefited from cost cutting and currency translation effects, while the exceptional GDP growth was aided by transitory stimulus from mortgage-refinancing and tax cuts. Furthermore, the rally was concentrated in particular areas of the market where our analysis had led us to take underweight positions relative to the benchmark, and this negatively impacted performance.

Economically sensitive sectors performed best during the six-month period. Sectors thought to benefit more from an economic recovery, such as technology and industrials, outperformed the broader market while sectors such as consumer staples and energy lagged. Our analysis suggested the valuations of many companies in these cyclical areas were excessive given the medium-term earnings profile we expect.

Within these sectors, lower-quality shares in particular outperformed. Investors focused on more risky, low-quality shares on the expectation that they would provide potentially greater rewards during economic recovery. Companies with strong balance sheets and stable earnings and dividend growth lagged the lower-quality shares. Momentum had taken these low-quality share prices to levels we could not justify; as such, we did not carry exposure to these types of stocks.

Within the information technology sector, our underweighting of semiconductor-related and technology hardware stocks hindered relative results as these areas made sharp gains. Stock valuations in these areas implied levels of earnings growth that we thought were too high given the competitive environment and excess-capacity issues these companies faced.

Our strategy within the financials sector was impacted by activity in the U.K. banking sector. Domestic investors appeared to sell Royal Bank of Scotland Group Plc (a portfolio holding) to buy HSBC (a portfolio underweight) on the basis that it offered greater exposure to the United States and Asia. However, our analysis suggested that investors had been overpaying for the potential offered by HSBC. We found similar global exposure could be gained more cheaply by holding a combination of banks, such as Royal Bank of Scotland and DBS Group in Asia.

In Japan, our strategy was impacted by a number of issues. First, the technical selling pressure caused by "Daiko Henjo" (the partial return of pension management to the government) led to declines for some of the blue chip stocks held by the Fund. Second, investors were concerned that a stronger yen would hurt exporters. Therefore, they aggressively rotated out of exporting companies into domestic shares, ignoring the extended valuations of the latter. We maintain our view that the exporters' hedging policies can alleviate currency risk, and historic analysis suggests they can operate successfully with a stronger yen than they currently face.

The Portfolio did not maintain positions in any of the "big five" Japanese banks, all of which made sharp gains during the period, and performance was negatively affected as a result. (Mizuho Financial, for example, was up 350% in U.S. dollar terms.) Investors speculated that an improvement in the domestic economy and recent equity market gains could lead to strong earnings upside for the banks. We believe the banks still face structural hurdles and that recent sentiment may be overly optimistic given the risks associated with these stocks.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



We remain committed to our strategy of investing in attractively valued, high-quality franchises that we believe are capable of producing sustained profits and cash-flow growth. We believe that, in time, the positions we are taking will add value to the portfolio relative to the benchmark.


What changes were made to the Portfolio during the period?

We increased our exposure to Japanese automakers by initiating positions in Toyota Motor Corporation and Honda Motor Co., Ltd. In our view, blue chip stocks such as these were being oversold as a result of the "Daiko Henjo" phenomenon, creating a buying opportunity. Both Toyota and Honda were trading at a discount compared to many other Japanese shares and other automobile stocks, particularly the three largest U.S. automakers.

In the financials sector, we added to our position in Credit Suisse Group, which we believe had an attractive valuation relative to its global peer group. Under new leadership, the company has lowered costs and restructured its insurance business. We expect better credit decisions going forward.

We reduced our exposure to materials, where we trimmed our positions in the mining companies Rio Tinto PLC and BHP Billiton PLC as they approached the top end of our fair value range. These shares performed well as investors sought exposure to economically sensitive stocks.

Changes in the Portfolio's technology exposure included reducing our position in Nokia Oyj. Although the company is highly profitable and the valuation undemanding for the sector, we became increasingly concerned that Nokia's high margins would be threatened by intense price competition in areas such as Asia. Some of the proceeds from the sale were reinvested in Samsung, which was trading at a less expensive valuation. Samsung has a leading position in the Asian handset market.


How would you characterize the Portfolio's position at the close of the period?

We continue to believe that stimulative fiscal and monetary policy will underpin a U.S.-led global economic recovery. However, plentiful capacity and low pricing power is likely to restrain corporate investment spending. At the same time, we believe U.S. consumer spending is not likely to accelerate significantly given the waning momentum from falling interest rates, and income growth will probably remain modest.

Overall, we remain focused on high-quality companies that offer a combination of franchise strength and attractive valuations. The Portfolio has economically sensitive areas concentrated in financial, media, industrial and information technology printer companies that possess these characteristics. We are underweight in the retail and materials sectors, as well as in semiconductors, networking and telecommunications equipment stocks, where valuations remain too high in our view. The Portfolio also has exposure to secular growth in areas such as medical equipment, as well as undervalued franchises in areas such as banks, personal products and beverages.

Historic evidence suggests that as the pace of economic and earnings growth slows, investors will become more discerning and high-quality stocks should resume market leadership. We believe the Portfolio is positioned to benefit from this rotation. In addition, should the U.S. dollar continue to weaken, international equities will represent an attractive asset class for U.S. dollar-based investors.


Ian Rowley
Vice President and Co-Portfolio Manager

Nigel Waller
Co-Portfolio Manager


December 15, 2003


We are pleased to announce that Nigel Waller has been named Co-Portfolio Manager of Merrill Lynch International Equity Fund. Nigel Waller joins Ian Rowley, and together both are primarily responsible for the day-to-day management of the Fund. Mr. Waller is a Vice President of Merrill Lynch Investment Managers and has been a member of Merrill Lynch Investment Managers' London-based Global Equities Team since January 2003. Prior thereto, Mr. Waller was a technology hardware and energy stocks analyst with Merrill Lynch Investment Managers' European team from 2001 to 2003. He joined MLIM in 1991, initially researching technology companies and then managing European equity portfolios. Subsequently he managed Asian equity portfolios, both in Singapore and after returning to the United Kingdom in 1999.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Performance Data (continued)

Recent Performance Results

                                                                                          Ten-Year/
                                                            6-Month        12-Month    Since Inception
As of November 30, 2003                                   Total Return   Total Return    Total Return
ML International Equity Fund--Class A Shares*                +11.43%        +17.15%         +13.25%
ML International Equity Fund--Class B Shares*                +11.09         +16.25          + 4.75
ML International Equity Fund--Class C Shares*                +11.22         +16.30          - 7.25
ML International Equity Fund--Class I Shares*                +11.78         +17.52          + 1.87
Morgan Stanley Capital International World (Ex-U.S.) Index** +20.30         +25.31      +57.99/+31.56

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception dates are ten years for Class A &
Class B Shares, and from 10/21/94 for Class C & Class I Shares.

**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks in 21 countries, excluding the United States. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Performance Data (continued)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/03                 +17.15%          +11.00%
Five Years Ended 11/30/03               - 0.77           - 1.83
Ten Years Ended (11/30/03)              + 1.25           + 0.71

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/03                 +16.25%          +12.25%
Five Years Ended 11/30/03               - 1.53           - 1.91
Ten Years Ended 11/30/03                + 0.47           + 0.47

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/03                 +16.30%          +15.30%
Five Years Ended 11/30/03               - 1.51           - 1.51
Inception (10/21/94) through
11/30/03                                - 0.82           - 0.82

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without      % Return
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/03                 +17.52%          +11.35%
Five Years Ended 11/30/03               - 0.49           - 1.56
Inception (10/21/94) through
11/30/03                                + 0.20           - 0.39

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Performance Data (concluded)


MSCI COUNTRY INDEX PERFORMANCE


Total Return for the Six-Month Period Ended November 30, 2003
Representing the Fund's Top Country Positions (In U.S. Dollars*)


A bar chart illustrating the following:

Country                         Percentage

Japan                              32.65%
South Korea                        31.75
Sweden                             26.47
Canada                             21.05
France                             17.38
Netherlands                        16.24
Switzerland                        15.58
United Kingdom                     14.76
Italy                              11.34
Ireland                             7.72


Source: Morgan Stanley Capital International World (Ex-U.S.) Index.

*For the six-month period ended November 30, 2003, total investment return (in U.S. dollars) for the Morgan Stanley
Capital International World (Ex-U.S.) Index was +20.30%.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments
                                                                                                    Value        Percent of
Europe         Industry*          Shares Held    Common Stocks                                (in U.S. dollars)  Net Assets
Finland        Communications         100,860    Nokia Oyj (Series A)                                $   1,817,140     0.7%
               Equipment

               Paper & Forest          97,490    UPM-Kymmene Oyj                                         1,803,170     0.7
               Products

                                                 Total Common Stocks in Finland                          3,620,310     1.4


France         Automobiles             21,650    PSA Peugeot Citroen                                     1,018,091     0.4

               Building Products       34,870    Compagnie de Saint-Gobain                               1,567,450     0.6

               Chemicals               22,771    Air Liquide                                             3,684,906     1.5

               Commercial Banks        92,333    BNP Paribas SA                                          5,213,008     2.1

               Diversified             94,625  ++France Telecom SA                                       2,420,532     1.0
               Telecommunication
               Services

               Food & Staples          11,956    Carrefour SA                                              646,931     0.3
               Retailing

               Food Products            3,948    Groupe Danone                                             618,060     0.2

               Insurance               56,770    Axa                                                     1,102,413     0.4

               Media                   26,341  ++Vivendi Universal SA                                      604,345     0.2

               Oil & Gas               35,527    TotalFinaElf SA                                         5,757,657     2.3

               Pharmaceuticals         32,915    Aventis SA                                              1,911,211     0.8

               Road & Rail             41,544    Autoroutes du Sud de la France                          1,344,568     0.5

                                                 Total Common Stocks in France                          25,889,172    10.3


Germany        Automobiles             25,887    Bayerische Motoren Werke (BMW) AG                       1,139,760     0.5

               Diversified             21,200    Deutsche Boerse AG                                      1,067,577     0.4
               Financial Services

               Electric Utilities      52,200    E.On AG                                                 2,959,663     1.2

               Thrifts & Mortgage      37,327  ++Hypo Real Estate Holding AG                               796,888     0.3
               Finance

                                                 Total Common Stocks in Germany                          5,963,888     2.4

Ireland        Commercial Banks       199,428    Allied Irish Banks PLC                                  2,949,931     1.2
                                       22,188    Anglo Irish Bank Corporation PLC                          301,341     0.1
                                      106,720    Anglo Irish Bank Corporation PLC                        1,450,673     0.6
                                      185,174    Bank of Ireland                                         2,308,468     0.9
                                                                                                     -------------   ------
                                                                                                         7,010,413     2.8

               Construction            82,237    CRH PLC                                                 1,537,809     0.6
               Materials

                                                 Total Common Stocks in Ireland                          8,548,222     3.4


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments (continued)
                                                                                                    Value        Percent of
Europe         Industry*          Shares Held    Common Stocks                                (in U.S. dollars)  Net Assets
Italy          Commercial Banks       423,516    Banca Intesa SpA                                    $   1,188,452     0.5%
                                       79,100    Banco Popolare di Verona e Novara Scrl                  1,305,822     0.5
                                      279,870    Intesa BCI SpA                                          1,054,079     0.4
                                      680,584    Unicredito Italiano SpA                                 3,423,165     1.3
                                                                                                     -------------   ------
                                                                                                         6,971,518     2.7

               Insurance               80,000    Assicurazioni Generali                                  1,998,473     0.8

               Oil & Gas              159,965    ENI SpA                                                 2,727,261     1.1

                                                 Total Common Stocks in Italy                           11,697,252     4.6


Netherlands    Air Freight &           72,305    TNT Post Group NV                                       1,560,096     0.6
               Logistics

               Diversified             47,000    Euronext NV                                             1,126,215     0.4
               Financial Services      72,779    ING Groep NV                                            1,558,982     0.6
                                                                                                     -------------   ------
                                                                                                         2,685,197     1.0

               Food Products           49,575    Unilever NV 'A'                                         2,974,249     1.2

               Insurance               54,131    Aegon NV                                                  722,191     0.3

                                                 Total Common Stocks in the Netherlands                  7,941,733     3.1


Spain          Commercial Banks        23,500    Banco Popular Espanol SA                                1,232,132     0.5

               Diversified            232,147    Telefonica SA                                           3,005,366     1.2
               Telecommunication
               Services

               Tobacco                 54,000    Altadis                                                 1,441,533     0.6

                                                 Total Common Stocks in Spain                            5,679,031     2.3


Sweden         Building Products      172,423    Assa Abloy AB 'B'                                       1,962,438     0.8

               Commercial Banks       138,000    Skandinaviska Enskilda Banken (SEB) 'A'                 1,798,944     0.7

               Insurance              240,700    Skandia Forsakrings AB                                    812,304     0.3

               Machinery               36,012    SKF AB 'B'                                              1,317,785     0.5
                                      103,846    Sandvik AB                                              3,305,272     1.3
                                                                                                     -------------   ------
                                                                                                         4,623,057     1.8

                                                 Total Common Stocks in Sweden                           9,196,743     3.6


Switzerland    Capital Markets        132,325    Credit Suisse Group                                     4,391,215     1.8
                                       43,663    UBS AG (Registered Shares)                              2,811,793     1.1
                                                                                                     -------------   ------
                                                                                                         7,203,008     2.9

               Food Products           20,583    Nestle SA (Registered Shares)                           4,784,523     1.9

               Pharmaceuticals        105,800    Novartis AG (Registered Shares)                         4,468,521     1.8
                                       26,463    Roche Holding AG                                        2,384,792     0.9
                                                                                                     -------------   ------
                                                                                                         6,853,313     2.7

                                                 Total Common Stocks in Switzerland                     18,840,844     7.5


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments (continued)
                                                                                                    Value        Percent of
Europe         Industry*          Shares Held    Common Stocks                                (in U.S. dollars)  Net Assets
United Kingdom Beverages              270,005    Diageo PLC                                          $   3,366,669     1.3%

               Building Products       69,000    Bovis Homes Group PLC                                     516,806     0.2
                                       38,100    Wilson Bowden PLC                                         638,881     0.3
                                                                                                     -------------   ------
                                                                                                         1,155,687     0.5

               Commercial Banks       638,542    Barclays PLC                                            5,628,257     2.2
                                      266,169    Royal Bank of Scotland Group PLC                        7,429,620     3.0
                                                                                                     -------------   ------
                                                                                                        13,057,877     5.2

               Commercial Services    284,250    Bunzl PLC                                               2,169,349     0.9
               & Supplies

               Diversified            298,171    BT Group PLC                                              891,006     0.3
               Telecommunication
               Services

               Electric Utilities      70,000  ++British Energy PLC (Deferred Shares)                            1     0.0

               Food & Staples         577,818    Tesco PLC                                               2,471,979     1.0
               Retailing

               Gas Utilities          584,685    Centrica PLC                                            1,903,042     0.7

               Health Care            103,470    Alliance Unichem PLC                                      894,213     0.3
               Providers & Services

               Hotels, Restaurants    180,782    Compass Group PLC                                       1,086,658     0.4
               & Leisure

               Household Durables      81,200    Barratt Developments PLC                                  683,596     0.3
                                       83,229    The Berkeley Group PLC                                  1,147,994     0.5
                                       78,600    Persimmon PLC                                             629,940     0.2
                                                                                                     -------------   ------
                                                                                                         2,461,530     1.0

               Industrial             192,805    Smiths Industries PLC                                   2,208,428     0.9
               Conglomerates

               Insurance              215,614    Prudential Corporation PLC                              1,654,801     0.7

               Media                  160,275  ++British Sky Broadcasting Group PLC ("BSkyB")            1,857,874     0.7
                                       97,969    EMAP PLC                                                1,422,915     0.6
                                      511,823    Reed Elsevier PLC                                       4,216,440     1.7
                                      215,224    WPP Group PLC                                           2,061,752     0.8
                                                                                                     -------------   ------
                                                                                                         9,558,981     3.8

               Metals & Mining         86,380    Billiton PLC                                              647,724     0.2
                                       49,800    Rio Tinto PLC (Registered Shares)                       1,189,658     0.5
                                                                                                     -------------   ------
                                                                                                         1,837,382     0.7

               Multi-Utilities &      437,872    National Grid Group PLC                                 2,959,582     1.2
               Unregulated Power

               Oil & Gas              932,142    BP Amoco PLC                                            6,504,759     2.6
                                      668,555    Shell Transport & Trading Company                       4,231,317     1.6
                                                                                                     -------------   ------
                                                                                                        10,736,076     4.2

               Pharmaceuticals         53,087    AstraZeneca Group PLC                                   2,409,452     0.9
                                      255,459    GlaxoSmithKline PLC                                     5,759,894     2.3
                                                                                                     -------------   ------
                                                                                                         8,169,346     3.2



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments (continued)
                                                                                                    Value        Percent of
Europe         Industry*          Shares Held    Common Stocks                                (in U.S. dollars)  Net Assets
United Kingdom Tobacco                 90,770    British American Tobacco PLC                        $   1,138,828     0.4%
(concluded)                            37,976    Imperial Tobacco Group PLC                                695,584     0.3
                                                                                                     -------------   ------
                                                                                                         1,834,412     0.7

               Transportation         205,255    BAA PLC                                                 1,667,962     0.7
               Infrastructure

               Wireless             3,585,791    Vodafone Group PLC                                      8,232,976     3.3
               Telecommunication
               Services

                                                 Total Common Stocks in the United Kingdom              78,317,957    31.0

                                                 Total Common Stocks in Europe
                                                 (Cost--$148,412,917)                                  175,695,152    69.6


North America

Canada         Aerospace & Defense    225,459    Bombardier Inc. 'B'                                       893,233     0.3

               Commercial Banks        61,439    Royal Bank of Canada                                    2,930,866     1.2

               Diversified             59,356    Power Financial Corporation                             2,136,980     0.8
               Financial Services

               Food & Staples          65,348  ++Shoppers Drug Mart Corporation                          1,406,598     0.6
               Retailing

               Oil & Gas               24,000    EnCana Corp.                                              881,520     0.3
                                       33,747    Suncor Energy, Inc.                                       754,174     0.3
                                                                                                     -------------   ------
                                                                                                         1,635,694     0.6

                                                 Total Common Stocks in Canada                           9,003,371     3.5


United States  Software                77,738  ++Amdocs Limited                                          1,945,005     0.8

                                                 Total Common Stocks in the United States                1,945,005     0.8

                                                 Total Common Stocks in North America
                                                 (Cost--$8,916,791)                                     10,948,376     4.3


Pacific Basin/Asia

Australia      Beverages              356,600    Foster's Brewing Group Limited                          1,135,357     0.5

               Commercial Banks        42,305    Commonwealth Bank of Australia                            844,888     0.3
                                       45,500    National Australia Bank Limited                           952,156     0.4
                                      166,900    Westpac Banking Corporation Limited                     1,847,763     0.7
                                                                                                     -------------   ------
                                                                                                         3,644,807     1.4

               Commercial Services    145,345    Brambles Industries Limited                               480,634     0.2
               & Supplies

                                                 Total Common Stocks in Australia                        5,260,798     2.1


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments (continued)

Pacific                                                                                             Value        Percent of
Basin/Asia     Industry*          Shares Held    Common Stocks                                (in U.S. dollars)  Net Assets
Hong Kong      Commercial Banks       478,200    Bank of East Asia, Ltd.                             $   1,502,399     0.6%
                                       99,200    Dah Sing Financial Group                                  734,455     0.3
                                                                                                     -------------   ------
                                                                                                         2,236,854     0.9

               Electric Utilities     206,635    Hongkong Electric Holdings Limited                        827,466     0.3

               Specialty Retail       189,000    Esprit Holdings Limited                                   603,531     0.3

                                                 Total Common Stocks in Hong Kong                        3,667,851     1.5


Japan          Automobiles             43,100    Honda Motor Co., Ltd.                                   1,763,039     0.7
                                      275,800    Nissan Motor Co., Ltd.                                  3,152,863     1.2
                                      131,500    Toyota Motor Corporation                                3,950,283     1.6
                                                                                                     -------------   ------
                                                                                                         8,866,185     3.5

               Chemicals              120,000    Kuraray Co., Ltd.                                         894,083     0.3
                                       40,700    Shin-Etsu Chemical Co., Ltd.                            1,501,351     0.6
                                                                                                     -------------   ------
                                                                                                         2,395,434     0.9

               Construction &         263,000    Obayashi Corporation                                    1,006,182     0.4
               Engineering

               Consumer Finance        16,000    Orix Corporation                                        1,173,119     0.5

               Electrical Equipment    17,900    Mabuchi Motor Co., Ltd.                                 1,291,180     0.5

               Food Products           71,700    Katokichi Co., Ltd.                                     1,136,516     0.4

               Health Care             75,000    Olympus Optical Co., Ltd.                               1,605,871     0.6
               Equipment & Supplies

               Household Durables       7,200    Funai Electric Co., Ltd.                                  932,871     0.4

               Household Products      21,000    Kao Corporation                                           428,552     0.2

               Insurance                  118    Millea Holdings, Inc.                                   1,271,366     0.5

               Leisure Equipment       54,000    Fuji Photo Film                                         1,528,488     0.6
               & Products

               Office Electronics      94,000    Canon, Inc.                                             4,342,951     1.7
                                      230,000    Ricoh Co., Ltd.                                         4,195,946     1.7
                                                                                                     -------------   ------
                                                                                                         8,538,897     3.4

               Pharmaceuticals         47,000    Takeda Chemical Industries, Ltd.                        1,802,411     0.7

               Semiconductors           7,700    Rohm Company Ltd.                                         900,630     0.4
               & Semiconductor
               Equipment

               Trading Companies      211,000    Mitsubishi Corporation                                  1,936,222     0.8
               & Distributors         211,000    Mitsui & Co., Ltd.                                      1,419,896     0.6
                                                                                                     -------------   ------
                                                                                                         3,356,118     1.4

               Wireless                   339    KDDI Corporation                                        1,767,431     0.7
               Telecommunication        1,235    NTT DoCoMo, Inc.                                        2,661,249     1.0
               Services                                                                              -------------   ------
                                                                                                         4,428,680     1.7

                                                 Total Common Stocks in Japan                           40,662,500    16.1


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments (continued)

Pacific                                                                                             Value        Percent of
Basin/Asia     Industry*          Shares Held    Common Stocks                                (in U.S. dollars)  Net Assets
Singapore      Road & Rail          1,285,165    ComfortDelGro Corporation Limited                   $     574,017     0.2%

                                                 Total Common Stocks in Singapore                          574,017     0.2


South Korea    Metals & Mining         14,700    POSCO (ADR) (d)                                           438,795     0.2

               Semiconductors          12,600    Samsung Electronics (GDR) (e)(f)                        2,431,800     1.0
               & Semiconductor
               Equipment

               Tobacco                305,500    KT&G Corporation (GDR) (e)(f)                           2,850,315     1.1

               Wireless                24,000    SK Telecom Co., Ltd. (ADR) (d)                            428,400     0.2
               Telecommunication
               Services

                                                 Total Common Stocks in South Korea                      6,149,310     2.5


Taiwan         Computers &             57,300    Hon Hai Precision Industry Co., Ltd. (GDR) (e)            449,805     0.2
               Peripherals

               Diversified             95,500    Chunghwa Telecom Co., Ltd. (ADR) (d)                    1,402,895     0.5
               Telecommunication
               Services

                                                 Total Common Stocks in Taiwan                           1,852,700     0.7


Thailand       Commercial Banks       357,200  ++Bangkok Bank Public Company Limited 'Foreign'             787,316     0.3

               Wireless               315,100    Advanced Info Service Public Company
               Telecommunication                 Limited 'Foreign Registered'                              512,999     0.2
               Services

                                                 Total Common Stocks in Thailand                         1,300,315     0.5

                                                 Total Common Stocks in the Pacific Basin/Asia
                                                 (Cost---$55,111,179)                                   59,467,491    23.6



Europe                            Face Amount    Fixed Income Securities
France         Insurance         US$    3,548  ++Axa SA,  0%** due 12/21/2004                               63,582     0.0

                                                 Total Fixed Income Securities in Europe
                                                 (Cost--$52,601)                                            63,582     0.0


Latin America

Brazil         Metals & Mining         44,000    Companhia Vale do Rio Doce,  0% due
                                                 12/31/2049 (a)                                                  0     0.0

                                                 Total Fixed Income Securities in
                                                 Latin America (Cost--$0)                                        0     0.0


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Schedule of Investments (concluded)

                         Beneficial Interest/                                                       Value        Percent of
                                  Shares Held    Short-Term Securities                        (in U.S. dollars)  Net Assets
                               US$  3,161,309    Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I (b)                                  $   3,161,309     1.3%

                               US$  1,173,750    Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series (b)(c)                                   1,173,750      0.5

                                      391,250    Merrill Lynch Premier Institutional Fund (b)(c)           391,250     0.1

                                                 Total Short-Term Securities
                                                 (Cost--$4,726,309)                                      4,726,309     1.9

               Total Investments (Cost--$217,219,797)                                                  250,900,910    99.4
               Other Assets Less Liabilities                                                             1,572,270     0.6
                                                                                                     -------------   ------
               Net Assets                                                                            $ 252,473,180   100.0%
                                                                                                     =============   ======

++Non-income producing security.

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

**Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(a)Received through a bonus issue from Compania Vale do Rio Doce. As of November 30, 2003, the debentures have not commenced trading and the coupon rate has not been determined.

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                          Interest/
                                            Net            Dividend
Affiliate                                 Activity          Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $   (712,922)       $ 17,527
Merrill Lynch Liquidity Series,
   LLC Money Market Series             $ (4,969,530)       $ 55,413
Merrill Lynch Premier
   Institutional Fund                    (2,916,670)       $ 28,711


(c)Security was purchased with the cash proceeds from securities loans.

(d)American Depositary Receipts (ADR).

(e)Global Depositary Receipts (GDR).

(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Statement of Assets and Liabilities

As of November 30, 2003
Assets

               Investments, at value (including securities loaned at $1,495,153)
               (identified cost--$217,219,797)                                                              $   250,900,910
               Cash                                                                                                  46,697
               Foreign cash (cost--$842,377)                                                                        872,860
               Receivables:
                  Securities sold                                                         $     1,967,232
                  Dividends                                                                       715,456
                  Beneficial interest sold                                                        214,027
                  Interest                                                                          1,721
                  Securities lending--net                                                             420         2,898,856
                                                                                          ---------------
               Prepaid registration fees                                                                             73,025
                                                                                                            ---------------
               Total assets                                                                                     254,792,348
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                          1,565,000
               Payables:
                  Beneficial interest redeemed                                                    280,894
                  Securities purchased                                                            145,538
                  Investment adviser                                                              140,079
                  Other affiliates                                                                114,254
                  Distributor                                                                      46,071           726,836
                                                                                          ---------------
               Accrued expenses                                                                                      27,332
                                                                                                            ---------------
               Total liabilities                                                                                  2,319,168
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   252,473,180
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                         $     1,654,338
               Class B Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                 235,326
               Class C Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                                 147,727
               Class I Shares of beneficial interest, $.10 par value, unlimited number
               of shares authorized                                                                               1,176,146
               Paid-in capital in excess of par                                                                 326,642,296
               Undistributed investment income--net                                       $       935,648
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                            (112,056,491)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               33,738,190
                                                                                          ---------------
               Total accumulated losses--net                                                                   (77,382,653)
                                                                                                            ---------------
               Net Assets                                                                                   $   252,473,180
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $130,277,130 and 16,543,377 shares of
                        beneficial interest outstanding                                                     $          7.87
                                                                                                            ===============
               Class B--Based on net assets of $18,208,428 and 2,353,256 shares of
                        beneficial interest outstanding                                                     $          7.74
                                                                                                            ===============
               Class C--Based on net assets of $11,223,890 and 1,477,266 shares of
                        beneficial interest outstanding                                                     $          7.60
                                                                                                            ===============
               Class I--Based on net assets of $92,763,732 and 11,761,456 shares of
                        beneficial interest outstanding                                                     $          7.89
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Statement of Operations

For the Six Months Ended November 30, 2003
Investment Income

               Dividends (net of $244,821 foreign withholding tax)                                          $     2,544,799
               Interest                                                                                              17,667
               Securities lending--net                                                                               84,124
                                                                                                            ---------------
               Total income                                                                                       2,646,590
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       862,952
               Account maintenance--Class A                                                       145,793
               Transfer agent fees--Class A                                                       114,376
               Account maintenance fees and distribution fees--Class B                             93,194
               Transfer agent fees--Class I                                                        82,539
               Custodian fees                                                                      67,388
               Accounting services                                                                 61,080
               Account maintenance and distribution fees--Class C                                  53,415
               Professional fees                                                                   42,033
               Printing and shareholder reports                                                    30,095
               Registration fees                                                                   27,052
               Trustees' fees and expenses                                                         24,279
               Transfer agent fees--Class B                                                        22,928
               Transfer agent fees--Class C                                                        12,756
               Pricing fees                                                                         7,357
               Other                                                                               10,013
                                                                                          ---------------
               Total expenses                                                                                     1,657,250
                                                                                                            ---------------
               Investment income--net                                                                               989,340
                                                                                                            ---------------

Realized & Unrealized Gain on Investments & Foreign Currency Transactions--Net

               Realized gain on:
                  Investments--net                                                              3,203,256
                  Foreign currency transactions--net                                              100,783         3,304,039
                                                                                          ---------------
               Change in unrealized appreciation on:
                  Investments--net                                                             21,422,157
                  Foreign currency transactions--net                                                6,729        21,428,886
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                 24,732,925
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    25,722,265
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                            For the Six
                                                                                            Months Ended     For the Year
                                                                                            November 30,    Ended May 31,
Increase (Decrease) in Net Assets:                                                              2003             2003
Operations

               Investment income--net                                                     $       989,340   $     1,934,319
               Realized gain (loss)on investments and foreign currency transactions--net        3,304,039      (40,478,318)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                              21,428,886        12,371,050
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 25,722,265      (26,172,949)
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (1,550,638)         (545,683)
                  Class B                                                                        (32,996)                --
                  Class C                                                                        (57,142)                --
                  Class I                                                                     (1,278,065)         (495,809)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders            (2,918,841)       (1,041,492)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net increase in net assets derived from beneficial interest transactions        13,499,323        16,990,107
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         36,302,747      (10,224,334)
               Beginning of period                                                            216,170,433       226,394,767
                                                                                          ---------------   ---------------
               End of period*                                                             $   252,473,180   $   216,170,433
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $       935,648   $     2,865,149
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Financial Highlights
                                                                                       Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003       2003++       2002++       2001++        2000++
Per Share Operating Performance

               Net asset value, beginning of period          $     7.16   $     8.19   $     9.13   $    11.10   $     9.20
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net***                            .03          .07          .03          .01          .06
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .78       (1.06)        (.84)       (1.89)         1.84
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .81        (.99)        (.81)       (1.88)         1.90
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.10)        (.04)        (.04)           --           --
                  Realized gain on investments--net                  --           --        (.09)           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.10)        (.04)        (.13)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.87   $     7.16   $     8.19   $     9.13   $    11.10
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            11.43%++++     (12.06%)      (8.96%)     (17.01%)       20.65%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding reorganization expenses       1.43%*        1.53%        1.57%        1.51%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.43%*        1.53%        1.57%        1.54%        1.66%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             .87%*        1.07%         .40%         .14%         .55%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  130,277   $  108,162   $  103,791   $   28,905   $   41,931
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                41.40%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Financial Highlights (continued)
                                                                                       Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     6.98   $     8.00   $     8.96   $    10.97   $     9.17
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net***                    --++         --++        (.05)        (.07)        (.03)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .77       (1.02)        (.82)       (1.85)         1.83
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .77       (1.02)        (.87)       (1.92)         1.80
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.01)           --           --           --           --
                  Realized gain on investments--net                  --           --        (.09)           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.01)           --        (.09)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.74   $     6.98   $     8.00   $     8.96   $    10.97
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            11.09%++++     (12.75%)      (9.76%)     (17.58%)       19.63%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding reorganization expenses       2.22%*        2.35%        2.33%        2.30%        2.35%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          2.22%*        2.35%        2.33%        2.33%        2.44%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      .11%*         .06%       (.60%)       (.65%)       (.26%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   18,208   $   19,491   $   40,854   $   97,211   $  150,140
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                41.40%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $.01 per share.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Financial Highlights (continued)
                                                                                       Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     6.87   $     7.88   $     8.83   $    10.81   $     9.03
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net***                    --++          .01        (.04)        (.07)        (.02)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .77       (1.02)        (.82)       (1.82)         1.80
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .77       (1.01)        (.86)       (1.89)         1.78
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.04)           --           --           --           --
                  Realized gain on investments--net                  --           --        (.09)           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.04)           --        (.09)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.60   $     6.87   $     7.88   $     8.83   $    10.81
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            11.22%++++     (12.82%)      (9.79%)     (17.56%)       19.71%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding reorganization expenses       2.22%*        2.33%        2.33%        2.29%        2.41%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          2.22%*        2.33%        2.33%        2.32%        2.51%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                      .10%*         .17%       (.50%)       (.66%)         .54%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   11,224   $   10,586   $   14,696   $   20,987   $   33,999
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                41.40%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $.01 per share.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Financial Highlights (concluded)
                                                                                       Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,             For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003       2003++       2002++       2001++        2000++
Per Share Operating Performance

               Net asset value, beginning of period          $     7.17   $     8.20   $     9.14   $    11.08   $     9.16
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net***                            .04          .09          .06          .05          .09
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .80       (1.06)        (.86)       (1.90)         1.83
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .84        (.97)        (.80)       (1.85)         1.92
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.12)        (.06)        (.05)           --           --
                  Realized gain on investments--net                  --           --        (.09)           --           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.12)        (.06)        (.14)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     7.89   $     7.17   $     8.20   $     9.14   $    11.08
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            11.78%++++     (11.86%)      (8.82%)     (16.77%)       20.96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, excluding reorganization expenses       1.18%*        1.28%        1.31%        1.26%        1.32%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.18%*        1.28%        1.31%        1.29%        1.41%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            1.11%*        1.34%         .72%         .45%         .83%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   92,764   $   77,931   $   67,054   $   32,933   $   34,693
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                41.40%      140.97%      135.54%      154.99%      149.78%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National
Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc., ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)


The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                            $1,841            $14,413
Class I                            $   19            $   188


For the six months ended November 30, 2003, MLPF&S received contingent deferred sales charges of $8,848 and $3,420 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML&Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended November 30, 2003, MLIM, LLC received $14,402 in securities lending agent fees.

In addition, MLPF&S received $2,156 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2003, the Fund reimbursed MLIM $2,613 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, FAMD, PSI, FDS, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003 were $102,997,257 and $93,445,558, respectively.

Net realized gains for the six months ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:


                                        Realized         Unrealized
                                           Gains              Gains

Long-term investments               $  3,203,256       $ 33,681,113
Foreign currency transactions            100,783             57,077
                                    ------------       ------------
Total                               $  3,304,039       $ 33,738,190
                                    ============       ============



As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $25,736,730, of which $30,564,370 related to appreciated securities and $4,827,640 related to depreciated securities. At November 30, 2003, the aggregate cost of investments for Federal income tax purposes was $225,164,180.


4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $13,499,323 and $16,990,107 for the six months ended November 30, 2003 and for the year ended May 31, 2003, respectively.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                            3,056,627     $   22,658,561
Automatic conversion of shares           319,283          2,388,854
Shares issued to shareholders
   in reinvestment of dividends          199,755          1,454,218
                                  --------------     --------------
Total issued                           3,575,665         26,501,633
Shares redeemed                      (2,148,094)       (15,872,825)
                                  --------------     --------------
Net increase                           1,427,571     $   10,628,808
                                  ==============     ==============



Class A Shares for the Year                                  Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                            3,725,348     $   25,520,501
Automatic conversion of shares         1,643,835         11,268,804
Shares issued to shareholders
   in reinvestment of dividends           73,120            507,452
                                  --------------     --------------
Total issued                           5,442,303         37,296,757
Shares redeemed                      (3,005,397)       (20,716,357)
                                  --------------     --------------
Net increase                           2,436,906     $   16,580,400
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                              265,684     $    1,940,994
Shares issued to shareholders
   in reinvestment of dividends            4,030             28,895
                                  --------------     --------------
Total issued                             269,714          1,969,889
Shares redeemed                        (384,402)        (2,811,446)
Automatic conversion of shares         (326,219)        (2,388,854)
                                  --------------     --------------
Net decrease                           (440,907)     $  (3,230,411)
                                  ==============     ==============



Class B Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              593,373     $    3,970,548
Shares redeemed                      (1,226,302)        (8,214,072)
Automatic conversion of shares       (1,681,049)       (11,268,804)
                                  --------------     --------------
Net decrease                         (2,313,978)     $ (15,512,328)
                                  ==============     ==============



Class C Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                              120,519     $      856,055
Shares issued to shareholders
   in reinvestment of dividends            6,900             48,573
                                  --------------     --------------
Total issued                             127,419            904,628
Shares redeemed                        (190,103)        (1,355,843)
                                  --------------     --------------
Net decrease                            (62,684)     $    (451,215)
                                  ==============     ==============



Class C Shares for the Year                                  Dollar
Ended May 31, 2003                        Shares             Amount

Shares sold                              245,559     $    1,629,243
Shares redeemed                        (570,532)        (3,792,108)
                                  --------------     --------------
Net decrease                           (324,973)     $  (2,162,865)
                                  ==============     ==============



Class I Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                            6,183,053     $   45,798,087
Shares issued to shareholders
   in reinvestment of dividends          163,988          1,195,471
                                  --------------     --------------
Total issued                           6,347,041         46,993,558
Shares redeemed                      (5,450,934)       (40,441,417)
                                  --------------     --------------
Net increase                             896,107     $    6,552,141
                                  ==============     ==============



Class I Shares for the Year                                  Dollar
Ended May 31, 2003++                      Shares             Amount

Shares sold                           12,923,188     $   87,086,396
Shares issued to shareholders
   in reinvestment of dividends           65,602            455,275
                                  --------------     --------------
Total issued                          12,988,790         87,541,671
Shares redeemed                     (10,299,147)       (69,456,771)
                                  --------------     --------------
Net increase                           2,689,643     $   18,084,900
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended November 30, 2003.


6. Commitments:
At November 30, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $55,000 and $1,877,000, respectively.


7. Capital Loss Carryforward:
On May 31, 2003, the Fund had a net capital loss carryforward of $97,973,461, of which $24,504,507 expires in 2007; $30,743,912 expires in 2010; and $42,725,042 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


8. Plan of Reorganization:
The Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch International Value Fund of Mercury Funds II ("International Value") will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of International Value.



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Officers and Trustees


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R.West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
Ian Rowley, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Effective January 1, 2004, Charles C. Reilly, Trustee of Merrill
Lynch International Equity Fund, retired. The Fund's Board of
Trustees wishes Mr. Reilly well in his retirement.



Custodian
Brown Brothers Harriman & Co.
40 Waters Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website
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MERRILL LYNCH INTERNATIONAL EQUITY FUND, NOVEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Equity Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch International Equity Fund


Date: January 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch International Equity Fund


Date: January 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Equity Fund


Date: January 21, 2004




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.